Investment Risks	Sep. 17, 2026
Ex-Dividend Tax Risk
Prospectus [Line Items]
Risk [Text Block]	“EX-DIVIDEND TAX RISK. The Fund’s strategy in part is to dispose of stock prior to the day the stock becomes ex-dividend. The Internal Revenue Code explicitly provides that a RIC that holds stock on a record date includes the dividend in gross income on the later of the ex-dividend date or the date the stock is acquired.

If the Fund was determined to be entitled to dividends that it had not reported as income, the Fund is likely to have failed to make the necessary distributions to maintain its RIC status. The Internal Revenue Code permits a RIC in such a situation to make a deficiency dividend (and pay an interest charge) to maintain its RIC status. Shareholders would generally report a deficiency dividend in the year received. If such a determination of dividend income is made and the Fund does not declare a deficiency dividend, it may owe corporate income taxes and, potentially, interest and penalties.”